TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

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Transamerica BlackRock Tactical Allocation VP (the “portfolio”)

Effective July 1, 2019, the portfolio is sub-advised by BlackRock Investment Management, LLC. Prior to July 1, 2019, the portfolio was sub-advised by BlackRock Financial Management, Inc. All references to BlackRock Financial Management, Inc. in the Prospectus, Summary Prospectus and Statement of Additional Information are replaced with references to BlackRock Investment Management, LLC. There are no changes to the portfolio’s investment objective, investment strategies, risks or portfolio managers as a result of the change in sub-adviser. An information statement will be made available to the portfolio’s investors which will provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

Effective immediately, the sixth paragraph of the “Principal Investment Strategies” sections of the Prospectus and Summary Prospectus for the portfolio, and the fifth bullet point in the “More on Each Portfolio’s Strategies and Investments – Transamerica BlackRock Tactical Allocation VP” section of the Prospectus, are deleted entirely and replaced with the following:

The portfolio may also invest directly in securities, including up to 20% of its assets in exchange traded funds (“ETFs”), U.S. government securities, short-term commercial paper, cash and cash equivalents. In addition, the portfolio may invest in equity index futures in an effort to efficiently manage reallocations, minimize disruption to underlying funds and enhance liquidity for the portfolio.

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Investors Should Retain this Supplement for Future Reference

September 30, 2019